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EXHIBIT 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Friendly Ice Cream Corporation ("the Company") for the year ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul V. Hoagland, as Executive Vice President of Administration and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                          By:   /s/ PAUL V. HOAGLAND
                                -----------------------------------------------
                          Name:  Paul V. Hoagland
                          Title: Executive Vice President of Administration and
                                 Chief Financial Officer
                          Date:  February 25, 2003